j2 Global Reports Second Quarter 2011 Results

Achieves Record Quarterly Revenues, EPS and Free Cash Flow
Raises Fiscal 2011 Revenues and EPS Guidance
Initiates Quarterly Dividend

LOS ANGELES —August 2, 2011—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the second quarter ended June 30, 2011, announced that it is increasing its fiscal 2011 guidance for revenues and earnings per share, and announced that its Board of Directors has approved the initiation of quarterly cash dividends to its shareholders.

The Company achieved several quarterly records, including the following:
  GAAP Revenues of $85.7 million
  Non-GAAP Earnings Per Diluted Share(1) (2) of $0.65
  Free Cash Flow(3) of $42.0 million
  Churn(4) of 2.4%
In addition, the Company added over 31,000 net DIDs in a quarter with no acquisitions and realized near record level operating margins of 44.3%, despite incurring ongoing expense related to the integration of companies acquired last year.

SECOND QUARTER 2011 RESULTS

GAAP Revenues increased 39.8% to a quarterly record $85.7 million compared to $61.3 million in Q2 2010.

Non-GAAP net earnings per diluted share(2) increased 41.3% to $0.65 from $0.46 in Q2 2010. GAAP net earnings per diluted share increased 48.8% to $0.61 for Q2 2011 from $0.41 for Q2 2010.

Free cash flow(3) for Q2 2011 was a quarterly record $42.0 million, inclusive of $0.5 million, net of tax, in transition-related costs, compared to $26.4 million in Q2 2010 before the effect of the Company’s $14.2 million settlement payment to the IRS in Q2 2010.

The Company ended the quarter with $171.6 million in cash and investments.

Key financial results for second quarter 2011 versus second quarter 2010 are as follows:

	Q2 2011	Q2 2010	% Change
GAAP Revenues	$85.7 million	$61.3 million	39.8%
Non-GAAP Net Earnings per Diluted Share (1) (2)	$0.65	$0.46	41.3%
GAAP Net Earnings per Diluted Share (1)	$0.61	$0.41	48.8%
Free Cash Flow (3)	$42.0 million	$26.4 million	59.1%

(1)	The estimated Non-GAAP effective tax rate was approximately 25.7% for Q2 2011 and 31.0% for Q2 2010. The estimated GAAP effective tax rate was approximately 25.4% for Q2 2011 and 30.6% for Q2 2010.

(2)	Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes and certain transition-related costs, in each case net of tax.

(3)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. The amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment made to the IRS during that quarter.

(4)	Please refer to our Q2 2011 Investor Presentation available at http://investor.j2global.com for the definition of churn.

“Our performance for the first half of the year has exceeded our expectations for revenues, EPS, free cash flow and churn, and has caused us to increase our financial guidance for the full fiscal year,” said Hemi Zucker, j2 Global’s chief executive officer. “I am pleased that our Board has approved the initiation of a quarterly dividend, as this returns cash to our shareholders and positions us to broaden our shareholder base. It also reflects the Board’s confidence in our operating and financial position.”

BUSINESS OUTLOOK

j2 Global is increasing its previously issued financial estimates for fiscal 2011 as follows:

	Prior Estimate	Increased Estimate
Non-GAAP Revenues (1)	$320 to $340 million	$335 to $345 million
Non-GAAP Net Earnings per Diluted Share (1)	$2.21 to $2.42	$2.46 to $2.56

(1)	Excludes, where applicable, $9 to $11 million of share-based compensation expense, $4 to $6 million of transition-related costs and the impact of a Q1 2011 one-time, non-cash, change in estimate relating to deferred revenues.

It is anticipated that the normalized Non-GAAP effective tax rate for fiscal 2011 (exclusive of the release of certain FIN 48 reserves) will be between 25% and 27%.

DIVIDEND

The Company’s Board of Directors has approved the initiation of quarterly cash dividends to its shareholders. The first quarterly dividend of $0.20 per common share will be paid on September 19, 2011, to all shareholders of record as of the close of business on September 2, 2011. Future dividends will be subject to Board approval.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. (NASDAQ: JCOM) provides cloud based, value-added communication, messaging and data backup services to individuals and businesses around the world. With offices in eight cities worldwide, j2 Global's network spans more than 4,600 cities in 49 countries on six continents. The Company's websites appear in numerous languages, including Dutch, French, German, Spanish, English and more. Payments are accepted in currencies that include the U.S. Dollar, British Pound, Canadian Dollar, Japanese Yen, Euro, Hong Kong Dollar and more. j2 Global provides live sales and customer service support in multiple languages, including English, Spanish, Dutch, German, French, Cantonese and more. j2 Global markets its services principally under the brands eFax®, eVoice®, FuseMail®, Campaigner®, KeepItSafe® and Onebox®. As of December 31, 2010, j2 Global had achieved 15 consecutive fiscal years of revenue growth. For more information about j2 Global, please visit www.j2global.com.

Contact:	Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, particularly those contained in the “Business Outlook” and “Dividend” portions regarding the Company’s expected fiscal 2011 financial performance and regarding any future dividend payments. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; sufficient cash flows and liquidity to pay future dividends and the Board approving any such dividends; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2010 Annual Report on Form 10-K filed by j2 Global on February 28, 2011, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” and “Dividend” portions regarding the Company’s expected fiscal 2011 financial performance and regarding any future dividend payments are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	JUNE 30,	DECEMBER 31,
	2011	2010
ASSETS
Cash and cash equivalents	$129,707	$64,752
Short-term investments	21,249	14,035
Accounts receivable,
net of allowances of $3,677 and $2,588, respectively	17,175	17,423
Prepaid expenses and other current assets	6,215	15,196
Deferred income taxes	4,096	4,096

Total current assets	178,442	115,502

Long-term investments	20,694	8,175
Property and equipment, net	14,619	13,567
Goodwill	277,948	281,848
Other purchased intangibles, net	101,996	99,954
Deferred income taxes	13,026	12,967
Other assets	814	610

TOTAL ASSETS	$607,539	$532,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$25,094	$25,112
Income taxes payable	1,356	1,798
Deferred revenue	27,739	16,938
Liability for uncertain tax positions	1,127	13,471
Deferred income taxes	573	573

Total current liabilities	55,889	57,892

Liability for uncertain tax positions	26,603	24,391
Deferred income taxes	17,573	15,293
Other long-term liabilities	3,271	3,302

Total liabilities	103,336	100,878

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	542	537
Additional paid-in capital	176,200	164,769
Treasury stock	(112,671)	(112,671)
Retained earnings	440,168	381,145
Accumulated other comprehensive loss	(36)	(2,035)

Total stockholders' equity	504,203	431,745

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$607,539	$532,623

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2011	2010	2011	2010
Revenues
Subscriber	$85,298	$60,560	$158,166	$120,107
Other	378	751	894	1,484

Total revenue	85,676	61,311	159,060	121,591

Cost of revenues (including share-based compensation of $246 and
$490 for the three and six months of 2011, respectively, and $330
and $659 for the three and six months of 2010, respectively)	15,158	10,380	30,950	20,646

Gross profit	70,518	50,931	128,110	100,945

Operating expenses:
Sales and marketing (including share-based compensation of
$351 and $699 for the three and six months of 2011,
respectively, and $505 and $996 for the three and six months of
2010, respectively)	14,345	10,297	29,856	21,449
Research, development and engineering (including share-based compensation of $110 and $257 for the three and six months of
2011, respectively, and $221 and $441 for the three and six
months of 2010, respectively)	3,837	2,893	8,609	5,802
General and administrative (including share-based compensation of $1,524 and $2,990 for the three and six months of 2011,
respectively, and $1,993 and $3,894 for the three and six months
of 2010, respectively)	14,392	11,848	28,634	23,342

Total operating expenses	32,574	25,038	67,099	50,593

Operating earnings	37,944	25,893	61,011	50,352

Interest and other income (expense), net	299	1,067	(28)	1,259

Earnings before income taxes	38,243	26,960	60,983	51,611

Provision for income taxes	9,729	8,250	1,534	15,265

Net earnings	$28,514	$18,710	$59,449	$36,346

Basic net earnings per common share	$0.63	$0.42	$1.31	$0.82

Diluted net earnings per common share	$0.61	$0.41	$1.27	$0.80

Basic weighted average shares outstanding	45,399,940	44,493,676	45,247,381	44,372,770

Diluted weighted average shares outstanding	46,723,792	45,808,173	46,663,866	45,651,647

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	SIX MONTHS ENDED JUNE 30,
	2011	2010
Cash flows from operating activities:
Net earnings	$59,449	$36,346
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	10,081	7,897
Amortization of discount or premium of investments	296	391
Share-based compensation	4,436	5,990
(Excess tax benefit) tax deficiency from share-based compensation	(2,122)	32
Provision for doubtful accounts	2,334	744
Deferred income taxes	(59)	(716)
Loss on disposal of fixed assets	115	—
Decrease (increase) in:
Accounts receivable	(4,833)	334
Prepaid expenses and other current assets	3,257	1,703
Other assets	(165)	(98)
(Decrease) increase in:
Accounts payable and accrued expenses	(553)	(58)
Income taxes payable	7,632	(9,684)
Deferred revenue	10,450	185
Liability for uncertain tax positions	(10,132)	3,310
Other	365	629
Net cash provided by operating activities	80,551	47,005

Cash flows from investing activities:
Maturity of certificates of deposit	—	31,653
Sales of available-for-sale investments	8,576	1,650
Purchases of available-for-sale investments	(28,542)	(39,427)
Purchases of property and equipment	(2,485)	(581)
Proceeds from sale of assets	4	—
Acquisition of businesses, net of cash received	1,260	(16,642)
Purchases of intangible assets	(1,860)	(5,250)
Net cash used in investing activities	(23,047)	(28,597)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(1,243)	(3,630)
Issuance of common stock under employee stock purchase plan	77	58
Exercise of stock options	5,617	1,498
Excess tax benefit (tax deficiency) from share-based compensation	2,122	(32)
Net cash provided by (used in) financing activities	6,573	(2,106)

Effect of exchange rate changes on cash and cash equivalents	878	(1,722)

Net increase in cash and cash equivalents	64,955	14,580
Cash and cash equivalents at beginning of period	64,752	197,411
Cash and cash equivalents at end of period	$129,707	$211,991

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED JUNE 30, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense for 2011 and 2010; (2) elimination of payroll taxes associated with share-based compensation, (3) elimination of certain acquisition and related exit costs and (4) elimination of income tax expense associated with share-based compensation, the associated payroll taxes, and certain acquisition and related exit costs. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	THREE MONTHS ENDED JUNE 30, 2011				THREE MONTHS ENDED JUNE 30, 2010
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$85,298	$-		$85,298	$60,560	$-		$60,560
Other	378	-		378	751	-		751

Total revenue	85,676	-		85,676	61,311	-		61,311

Cost of revenues	15,158	(264)	(1), (3)	14,894	10,380	(330)	(1)	10,050

Gross profit	70,518	264		70,782	50,931	330		51,261

Operating expenses:
Sales and marketing	14,345	(375)	(1), (3)	13,970	10,297	(505)	(1)	9,792
Research, development and engineering	3,837	(138)	(1), (3)	3,699	2,893	(221)	(1)	2,672
General and administrative	14,392	(2,134)	(1), (2), (3)	12,258	11,848	(2,216)	(1), (2), (3)	9,632

Total operating expenses	32,574	(2,647)		29,927	25,038	(2,942)		22,096

Operating earnings	37,944	2,911		40,855	25,893	3,272		29,165

Interest and other income (expense), net	299	-		299	1,067	-		1,067

Earnings before income taxes	38,243	2,911		41,154	26,960	3,272		30,232

Provision for income taxes	9,729	862	(4)	10,591	8,250	1,022	(4)	9,272

Net earnings	$28,514	$2,049		$30,563	$18,710	$2,250		$20,960

Diluted net earnings per share	$0.61			$0.65	$0.41			$0.46

Diluted weighted average shares outstanding	46,723,792			46,723,792	45,808,173			45,808,173

(1) Share-based compensation expense:
Cost of revenues		$(246)				$(330)
Sales and marketing		(351)				(505)
Research, development and engineering		(110)				(221)
General and administrative		(1,524)				(1,993)
		$(2,231)				$(3,049)

(2) Payroll taxes associated with share-based compensation
General and administrative		(21)				(148)
		$(21)				$(148)

(3) Acquisition and exit costs:
Cost of revenues		$(18)				$-
Sales and marketing		(24)				-
Research, development and engineering		(28)				-
General and administrative		(589)				(75)
		$(659)				$(75)

(4) Income tax adjustment, net impact of the items above
Share-based compensation expense		689				954
Payroll taxes associated with share-based compensation		6				45
Acquisition and exit costs		167				23
		$862				$1,022

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of the impact to revenues resulting from a change in estimate of deferred revenue, (2) elimination of share-based compensation expense for 2011 and 2010; (3) elimination of payroll taxes associated with share-based compensation, (4) elimination of certain acquisition and related exit costs and (5) elimination of income tax expense associated with change in estimate of deferred revenue, share-based compensation and associated payroll taxes, certain acquisition and related exit costs and the change to our liability of uncertain tax position due to expiration of statutes of limitations. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

SIX MONTHS ENDED JUNE 30, 2011					SIX MONTHS ENDED JUNE 30, 2010
Reported		Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$158,166	$10,325	(1)	$168,491	$120,107	$-		$120,107
Other	894	-		894	1,484	-		1,484

Total revenue	159,060	10,325		169,385	121,591	-		121,591

Cost of revenues	30,950	(835)	(2), (3), (4)	30,115	20,646	(659)	(2)	19,987

Gross profit	128,110	11,160		139,270	100,945	659		101,604

Operating expenses:
Sales and marketing	29,856	(1,469)	(2), (3), (4)	28,387	21,449	(996)	(2)	20,453
Research, development and engineering	8,609	(925)	(2), (3), (4)	7,684	5,802	(441)	(2)	5,361
General and administrative	28,634	(4,446)	(2), (3), (4)	24,188	23,342	(4,247)	(2), (3), (4)	19,095

Total operating expenses	67,099	(6,840)		60,259	50,593	(5,684)		44,909

Operating earnings	61,011	18,000		79,011	50,352	6,343		56,695

Interest and other income (expense), net	(28)	-		(28)	1,259	-		1,259

Earnings before income taxes	60,983	18,000		78,983	51,611	6,343		57,954

Provision for income taxes	1,534	18,958	(5)	20,492	15,265	1,966	(5)	17,231

Net earnings	$59,449	$(958)		$58,491	$36,346	$4,377		$40,723

Diluted net earnings per share	$1.27			$1.25	$0.80			$0.89

Diluted weighted average shares outstanding	46,663,866			46,663,866	45,651,647			45,651,647

(1) Change in estimate of deferred revenue		$10,325				$-

(2) Share-based compensation expense:
Cost of revenues		$(490)				$(659)
Sales and marketing		(699)				(996)
Research, development and engineering		(257)				(441)
General and administrative		(2,990)				(3,894)
		$(4,436)				$(5,990)

(3) Payroll taxes associated with share-based compensation
Cost of revenues		$(6)				$-
Sales and marketing		(6)				-
Research, development and engineering		(5)				-
General and administrative		(52)				(148)
		$(69)				$(148)

(4) Acquisition and exit costs:
Cost of revenues		$(339)				$-
Sales and marketing		(764)				-
Research, development and engineering		(663)				-
General and administrative		(1,404)				(205)
		$(3,170)				$(205)

(5) Income tax adjustment, net impact of the items above
Change in estimate of deferred revenue		$2,707				$-
Share-based compensation expense		1,359				1,861
Payroll taxes associated with share-based compensation		18				45
Acquisition and exit costs		815				60
Change in uncertain income tax position due to
expiration of statutes of limitations		14,059				-
		$18,958				$1,966

j2 Global Communications, Inc.
Free Cash Flows
(in Thousands)

	Q1	Q2	Q3	Q4	YTD
2011
Net cash provided by operating activities	$38,153	$42,398			$80,551
Less: Purchases of property and equipment	(625)	(1,860)			(2,485)
Add: Excess tax (deficiency) benefit from share-based compensation	679	1,443			2,122
Free cash flows*	$38,207	$41,981	$-	$-	$80,188

* Free cash flows were negatively impacted by $1.4 million due to severance and other exit costs for Q1 2011.

2010
Net cash provided by operating activities	$34,688	$12,317	$27,147	$22,233	$96,385
Less: Purchases of property and equipment	(86)	(495)	(692)	(569)	(1,842)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196	(102)	62
Add: IRS settlement*	-	14,223	-	-	14,223
Free cash flows**	$34,196	$26,419	$26,651	$21,562	$108,828

* Free cash flows of $26.4 million for Q2 2010 were before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

** Free cash flows were negatively impacted by $3.0 million due to severance and other exit costs for Q4 2010.

2009
Net cash provided by operating activities	$31,152	$20,362	$26,469	$23,850	$101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	$30,436	$22,863	$26,105	$22,241	$101,645

2008
Net cash provided by operating activities	$27,411	$23,840	$15,676	$23,789	$90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	$27,181	$23,248	$14,951	$24,394	$89,774